CAVANAL HILL FUNDS

Supplement dated May 1, 2026
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information,
dated December 28, 2025,

and the

Cavanal Hill World Energy Fund Summary Prospectus,

dated December 28, 2025,

Change in Name of the Series Known as the World Energy Fund

Effective June 1, 2026, the name of the Cavanal Hill World Energy Fund (the “Fund”) shall be changed to the Cavanal Hill World Energy & Power Fund. The Cavanal Hill World Energy & Power Fund name will replace all instances of the Cavanal Hill World Energy Fund in the Cavanal Hill Funds Statutory Prospectus, the Statement of Additional Information, and the Fund’s Summary Prospectus.

The Fund is changing its name to better align with the investments the Fund makes in pursuit of its investment objective. Neither the Fund’s investment objective nor its principal investment strategies have changed.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.